SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   NOVEMBER 7, 2002
                                                         ----------------


                              NTL COMMUNICATIONS CORP.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated November 7, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On November 7, 2002, NTL (the Company) issued a media release announcing that
Stephen Carter, Managing Director and Chief Operating Officer of NTL UK and Ireland, has decided to leave the Company at the end of this year following NTL's expected completion of its recapitalisation and emergence from US Chapter 11 and the successful completion of his operational objectives.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTL COMMUNICATIONS CORP.
                                        (Registrant)


                                     By: /s/ Richard J. Lubasch
                                        ---------------------------------
                                   Name: Richard J. Lubasch
                                  Title: Executive Vice President -
                                           General Counsel

Dated: November 7, 2002

                                 EXHIBIT INDEX
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Exhibit
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99.1    Media release, dated November 7, 2002

                                                                  Exhibit 99.1
NTL LOGO

Media Release

                       NTL'S UK MANAGING DIRECTOR AND COO
                      STEPHEN CARTER TO LEAVE AT YEAR END

New York, November 7, 2002 - NTL Incorporated (OTC BB: NTLD; NASDAQ Europe:
NTLI), announced today that Stephen Carter, Managing Director and Chief Operating Officer of NTL UK and Ireland, has decided to leave the Company at the end of this year following NTL's expected completion of its recapitalisation and emergence from US Chapter 11 and the successful completion of his operational objectives.

Stephen joined NTL from his position as CEO of J Walter Thompson UK Group. Since that time he has focused on integrating CWC Consumer Co into the business, improving operating efficiencies and reducing costs. During this period NTL has also become operating cash flow positive and established a market leadership position in broadband services.

Barclay Knapp, President and CEO of NTL said "Over the past two years Stephen has achieved a great deal at NTL. We are now the clear leader in broadband with 40% market share and our EBITDA margin has increased from 11% in 2000 to 28% in our latest quarterly results. I am sad to see Stephen go and I wish him well. The UK management team and I are now well situated to emerge from our recapitalisation process and re-establish ourselves in the competitive marketplace."

Stephen Carter said "We have achieved an enormous amount over the last two years, delivering broadband leadership and positive operating cash flow. With Barclay now based in the UK and returning to full-time operations, and with NTL on track to emerge from US Chapter 11 in November I feel the time is right to move on."

                                    more ....

Contacts:

Media:                                      Analysts:

NTL                                         NTL
  Tim Ryan/Alison Kirkwood                    Tamar Gerber
    44-1256-752662                              1-212-906-8451
    44-7788-186154                            Virginia Ramsden
                                                44-207-909-2144

Buchanan Communications
  Richard Oldworth
    44-207-466-5000